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                                                 EXHIBIT 10(d)(2)
                                                 ----------------


          AMENDMENT NO. 1 TO GENERAL SERVICES AGREEMENT

                             BETWEEN

                OVERSEAS SHIPHOLDING GROUP, INC.

                               AND

                  MARITIME OVERSEAS CORPORATION


      This Amendment No. 1 dated as of January 1, 1975 to General Services Agreement dated December 31, 1969 (the "General Services Agreement") between Overseas Shipholding Group, Inc., a Delaware corporation (the "Owner") and Maritime Overseas Corporation, a New York corporation ("MOC").

                           WITNESSETH:
                           -----------

      WHEREAS,  the  Owner and MOC desire to  amend  the  General
Services Agreement as hereinafter set forth:

      NOW, THEREFORE, the parties hereto do mutually agree as follows:

      1. Section 5(a) of the General Services Agreement is hereby amended by inserting "(the "Allocable Cost") at the end of subdivision (i) thereof.

      2. Section 5(b) of the General Services Agreement is hereby deleted in its entirety and the following is substituted therefor:

            "(b)   Anything  herein  to  the   contrary
     notwithstanding,  the total fee payable  hereunder
     for any year commencing with the year 1975 may not
     be  increased  by more than 10% of  the  Allocable
     Cost  for  the  immediately preceding  year  after
     adjusting same to reflect changes in the  weighted
     number  of  Vessels owned or operated  during  the
     respective years by the Owner and its subsidiaries
     (including  the  Maritime Service  Vessels).   For
     example, if the weighted number of such vessels in
     1974 is 50 and in 1975 is 60, and if the Allocable
     Cost for 1974 is $         , the total fee payable
     hereunder  for 1975 may not be increased  by  more
     than $        (10% of $          times 60/50ths)."

       3.    Except  as  hereby  amended,  the  General  Services
Agreement shall remain unaltered and continue in full force and effect.

      4. Nothing herein contained shall affect the terms of letter agreement dated as of August 9, 1973 between the Owner and MOC, providing, among other things, for certain limitations on MOC's consolidated net income from shipping operations, which letter of agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered as of the day and year first above written.

OVERSEAS SHIPHOLDING GROUP, INC.   MARITIME OVERSEAS CORPORATION



By:----------------------------    By:-------------------------